SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2003

UNIVERSAL HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER 367 SOUTH GULPH ROAD KING OF PRUSSIA, PENNSYLVANIA	19406
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits.

(c) Exhibits. 99.1 Universal Health Services, Inc. Press Release dated July 21, 2003

Item 9.	Regulation FD Disclosure

On July 21, 2003, Universal Health Services, Inc. (the “Company”) issued its 2003 second quarter earnings release. A copy of the Company’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH SERVICES, INC.

By:	/s/ ALAN B. MILLER
Name:	Alan B. Miller
Title:	President and Chief Executive Officer

By:	/s/ STEVE FILTON
Name:	Steve Filton
Title:	Vice President, Chief Financial Officer and Controller

Date: July 22, 2003

Exhibit Index

Exhibit No.	Exhibit

99.1	Press release, dated July 21, 2003